Exhibit 19.7


 Ford Credit Auto Owner Trust 2000-G
  Monthly Servicing Report

  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               2

  I. ORIGINAL DEAL PARAMETERS
                                          Dollar Amount       # of Contracts
  Original Portfolio:                  $4,000,015,451.32              210,873

  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $270,000,000.00         6.569%                    March 15, 2001
   Class A-2 Notes                                                  450,000,000.00         6.688%                   August 15, 2001
   Class A-3 Notes                                                1,455,000,000.00         6.670%                    April 15, 2003
   Class A-4 Notes                                                1,118,000,000.00         6.620%                     July 15, 2004
   Class A-5 Notes                                                  314,091,000.00         6.660%                  January 15, 2005
   Class B Notes                                                    133,595,000.00         6.920%                    April 15, 2005
   Class C Certificates                                              76,341,000.00         7.260%                     June 15, 2005
   Class D Certificates                                              76,341,000.00         9.000%                    March 15, 2006
                                                                     -------------
      Total                                                      $3,893,368,000.00


  II. COLLECTIONS

  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                              $20,607,193.04                $2,031.26          $20,609,224.30
  Repurchased Loan Proceeds Related to Interest                          11,646.28                     0.00               11,646.28
                                                                         ---------                     ----               ---------
      Total                                                         $20,618,839.32                $2,031.26          $20,620,870.58

  Servicer Advances:
  Principal Advances                                                         $0.00                $2,346.07               $2,346.07
  Interest Advances                                                   6,903,512.85                 1,105.13            6,904,617.98
                                                                      ------------                 --------            ------------
      Total                                                          $6,903,512.85                $3,451.20           $6,906,964.05

  Principal:
  Principal Collections                                             $70,433,262.72                $8,173.85          $70,441,436.57
  Prepayments in Full                                                29,844,696.70                15,631.89           29,860,328.59
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                      1,216,387.50                     0.00            1,216,387.50
  Payahead Draws                                                              0.00                   276.28                  276.28
                                                                              ----                   ------                  ------
      Total                                                        $101,494,346.92               $24,082.02         $101,518,428.94

  Liquidation Proceeds                                                                                                   $73,218.57
  Recoveries from Prior Month Charge-Offs                                                                                    270.72
                                                                                                                             ------
      Total Principal Collections                                                                                   $101,591,918.23

  Principal Losses for Collection Period                                                                                $199,774.67
  Total Regular Principal Reduction                                                                                 $101,720,549.68

  Total Collections                                                                                                 $129,119,752.86

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  Total Collections                                                                                                 $129,119,752.86
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
                                                                                                                               ----
      Total                                                                                                         $129,119,752.86







  Ford Credit Auto Owner Trust 2000-G
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               2

  IV. DISTRIBUTIONS

  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $3,244,466.60        $3,244,466.60                $0.00
   Amount per $1,000 of Original Balance               0.83                 0.83                 0.00

                                                                                                                          Change in
  Noteholders Interest:                Amount Due         Amount Paid            Shortfall Carryover Shortfall  Carryover Shortfall
   Class A1 Notes                      $910,583.76          $910,583.76               $0.00                $0.00               $0.00
   Class A2 Notes                     2,675,200.00         2,675,200.00                0.00                 0.00                0.00
   Class A3 Notes                     8,087,375.00         8,087,375.00                0.00                 0.00                0.00
   Class A4 Notes                     6,167,633.33         6,167,633.33                0.00                 0.00                0.00
   Class A5 Notes                     1,743,205.05         1,743,205.05                0.00                 0.00                0.00
   Class B Notes                        770,397.83           770,397.83                0.00                 0.00                0.00
                                        ----------           ----------                ----                 ----                ----
      Total                         $20,354,394.97       $20,354,394.97               $0.00                $0.00               $0.00

  Certificateholders Interest:
   Class C Certificates                $461,863.05          $461,863.05               $0.00                $0.00               $0.00
   Class D Certificates                 572,557.50           572,557.50                0.00                 0.00                0.00
                                        ----------           ----------                ----                 ----                ----
      Total                          $1,034,420.55        $1,034,420.55               $0.00                $0.00               $0.00

  Total Note and Cert. Interest:    $21,388,815.52       $21,388,815.52               $0.00                $0.00               $0.00

  Total Available for Principal Distribution$104,486,470.74

  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount        3,183,110.80
   Regular Principal Distribution Amount    602,762,502.71
                                            --------------
      Principal Distribution Amount        $605,945,613.51

  Noteholder Principal Distributions:
   Class A1 Notes                                       $104,486,470.74
   Class A2 Notes                                                  0.00
   Class A3 Notes                                                  0.00
   Class A4 Notes                                                  0.00
   Class A5 Notes                                                  0.00
   Class B Notes                                                   0.00
                                                                   ----
      Total Note Principal Paid                         $104,486,470.74

  Certificateholder Principal Distributions:
   Class C Certificates                                           $0.00
   Class D Certificates                                            0.00
                                                                   ----
      Total Certificate Principal Paid                            $0.00

  Total Note and Certificate Principal Paid:            $104,486,470.74

  Collections Released to Servicer                                $0.00

  Total Available for Distribution         $129,119,752.86
  Total Distribution (incl. Servicing Fee) $129,119,752.86






  Ford Credit Auto Owner Trust 2000-G
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               2

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE
                                                           Principal                Interest                  Total
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                              $386.99                   $3.37                  $390.36
  Class A2 Notes                                                 0.00                    5.94                     5.94
  Class A3 Notes                                                 0.00                    5.56                     5.56
  Class A4 Notes                                                 0.00                    5.52                     5.52
  Class A5 Notes                                                 0.00                    5.55                     5.55
  Class B Notes                                                  0.00                    5.77                     5.77
                                                                 ----                    ----                     ----
      Total Notes                                              $27.93                   $5.44                   $33.37

  Class C Certificates                                          $0.00                   $6.05                    $6.05
  Class D Certificates                                           0.00                    7.50                     7.50
                                                                 ----                    ----                     ----
      Total Certificates                                        $0.00                   $6.78                    $6.78

  Total Notes and Certificates:                                $26.84                   $5.49                   $32.33

  VI. POOL BALANCE AND PORTFOLIO INFORMATION
                                                 Beginning of Period                                 End of Period
                                                    Balance       Pool Factor                       Balance        Pool Factor
  Aggregate Balance of Notes               $3,626,631,613.51       0.9695098                $3,522,145,142.77       0.9415773
  Class A1 Notes                              155,945,613.51       0.5775763                    51,459,142.77       0.1905894
  Class A2 Notes                              450,000,000.00       1.0000000                   450,000,000.00       1.0000000
  Class A3 Notes                            1,455,000,000.00       1.0000000                 1,455,000,000.00       1.0000000
  Class A4 Notes                            1,118,000,000.00       1.0000000                 1,118,000,000.00       1.0000000
  Class A5 Notes                              314,091,000.00       1.0000000                   314,091,000.00       1.0000000
  Class B Notes                               133,595,000.00       1.0000000                   133,595,000.00       1.0000000
  Class C Certificates                         76,341,000.00       1.0000000                    76,341,000.00       1.0000000
  Class D Certificates                         76,341,000.00       1.0000000                    76,341,000.00       1.0000000
                                               -------------       ---------                    -------------       ---------
     Total                                 $3,779,313,613.51       0.9707055                $3,674,827,142.77       0.9438684


  Portfolio Information
  Weighted Average Coupon (WAC)                         8.46%                                           8.47%
  Weighted Average Remaining Maturity (WAM)             46.45                                           45.54
  Remaining Number of Receivables                     269,031                                         266,329
  Portfolio Receivable Balance              $3,893,359,919.03                               $3,791,639,369.35

  VII. OVERCOLLATERALIZATION INFORMATION
  Specified Overcollateralization Amount                                                                     $17,916,316.43
  Specified Credit Enhancement Amount                                                                        $37,916,393.69
  Yield Supplement Overcollateralization Amount                                                             $168,190,866.64
  Target Level of Overcollateralization                                                                     $186,107,183.07

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  Beginning Reserve Account Balance                                                                          $20,000,077.26
  Specified Reserve Account Balance                                                                           20,000,077.26
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             20,000,077.26
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $20,000,077.26
  Change in Reserve Account Balance                                                                                   $0.00





  Ford Credit Auto Owner Trust 2000-G
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               2

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

  Liquidation Proceeds                                                                                                   $73,218.57
  Recoveries from Prior Month Charge-Offs                                                                                   $270.72
  Total Losses for Collection Period                                                                                    $268,318.75
  Charge-off Rate for Collection Period (annualized)                                                                          0.06%
  Cumulative Net Losses for all Periods                                                                                 $263,486.69


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,937                $27,600,524.06
  61-90 Days Delinquent                                                                            15                   $217,240.57
  91-120 Days Delinquent                                                                            2                    $62,063.44
  Over 120 Days Delinquent                                                                          3                    $66,557.77

  Repossesion Inventory                                                                            38                   $564,373.60


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0209%
  Current Collection Period                                                                                                 0.0608%
  Three Month Average                                                                                                       0.0000%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:
  Second Preceding Collection Period                                                                                        0.0000%
  Preceding Collection Period                                                                                               0.0026%
  Current Collection Period                                                                                                 0.0075%
  Three Month Average                                                                                                       0.0000%






  Ford Credit Auto Owner Trust 2000-G
  Monthly Servicing Report


  Collection Period                                                                                                  December, 2000
  Distribution Date                                                                                                         1/16/01
  Transaction Month                                                                                                               2

  Worksheet Information

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $5,682,451.05                     $2,032.72
  New Advances                                                                           6,871,153.43                      3,386.34
  Servicer Advance Recoveries                                                            2,508,722.48                        675.91
                                                                                         ------------                        ------
  Ending Servicer Advances                                                             $10,044,882.00                     $4,743.15

  Current Month Interest Advances for Prepaid Loans                                        $32,359.42                        $64.86

  Payahead Account
  Beginning Payahead Account Balance                                                                                        $368.17
  Additional Payaheads                                                                                                    15,631.89
  Payahead Draws                                                                                                          15,970.06
                                                                                                                          ---------
  Ending Payahead Account Balance                                                                                            $30.00


